Exhibit 99.1

1 2017 Annual Meeting of Shareholders August 9, 2017

2 HarborOne Bancorp, Inc. is part of a two-tier holding company. HarborOne Mutual Bancshares, a mutual holding company, owns approximately 53% of our outstanding stock. HarborOne Bank is the largest state-chartered co-operative bank in New England with 14 full-service branches, 2 limited-service bank offices, 1 commercial lending office and 1 residential lending office. Merrimack Mortgage Company is a wholly owned subsidiary of the Bank with 34 offices in Massachusetts, New Hampshire and Maine. As of June 30th, HarborOne Bank has 345 FTEs and Merrimack Mortgage Company has 245 FTEs for a total of 590 FTEs. Overview

3 $ 1,955 $ 2,041 $2,164 $2,448 $2,566 $ 2,632 $1,600 $1,800 $2,000 $2,200 $2,400 $2,600 $2,800 $3,000 Dec-13 Dec-14 Dec-15 Dec-16 Mar-17 Jun-17 Millions Total Assets 35% from 2013

4 9.37% 8.89% 8.30% 13.20% 12.80% 12.70% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% Dec-13 Dec-14 Dec-15 Dec-16 Mar-17 Jun-17 Tier 1 Capital to Average Assets 36 % from 2013

5 4.5% 9.5% 16.5% 25.9% 27.9% 28.6% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% Dec-13 Dec-14 Dec-15 Dec-16 Mar-17 Jun-17 Commercial and Small Business Loans as a Percentage of Total Assets

6 47.9% 43.6% 38.4% 32.4% 30.7% 30.1% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% Dec-13 Dec-14 Dec-15 Dec-16 Mar-17 Jun-17 Mortgage Loans as a Percentage of Total Assets

7 463% from 2013 $ 277.3 $118.0 $716.0 $ 1,561.2 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2013 2014 2015 2016 Millions First Mortgage Closing Volume

8 29.9% 28.6% 25.9% 23.3% 21.8% 20.9% 20.0% 22.0% 24.0% 26.0% 28.0% 30.0% 32.0% Dec-13 Dec-14 Dec-15 Dec-16 Mar-17 Jun-17 Consumer Loans as a Percentage of Total Assets

9 $ 1,606 $ 1,665 $1,743 $ 1,999 $ 2,064 $ 2,097 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 $2,400 Dec-13 Dec-14 Dec-15 Dec-16 Mar-17 Jun-17 Millions Total Loans 31 % from 2013

10 4.6% 3.7% 4.7% 14.7% 13.0% 9.8% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% Dec-13 Dec-14 Dec-15 Dec-16 Mar-17 Jun-17 Percentage Loan Growth (annualized)

11 2.41% 1.96% 1.19% 0.98% 0.81% 0.62% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% Dec-13 Dec-14 Dec-15 Dec-16 Mar-17 Jun-17 Total Delinquencies to Total Loans

12 0.30% 0.18% 0.07% 0.05% 0.07% 0.05% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% Dec-13 Dec-14 Dec-15 Dec-16 Mar-17 Jun-17 Net Charge - Offs to Average Loans

13 6.5% 6.1% 12.83% 6.74% 26.59% 20.94% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Dec-13 Dec-14 Dec-15 Dec-16 Mar-17 Jun-17 Deposit Growth (annualized)

14 2.37% 2.39% 2.61% 2.85% 2.99% 3.01% 2.00% 2.20% 2.40% 2.60% 2.80% 3.00% 3.20% Dec-13 Dec-14 Dec-15 Dec-16 Mar-17 Jun-17 Net Interest Margin

15 42,731 45,201 52,225 60,995 69,728 71,294 35,000 40,000 45,000 50,000 55,000 60,000 65,000 70,000 75,000 Dec-13 Dec-14 Dec-15 Dec-16 Mar-17 Jun-17 Thousands Net Interest Income (annualized) 67% from 2013

16 * 0.38% 0.13% 0.27% 0.26% 0.44% 0.47% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% 0.50% Dec-13 Dec-14 Dec-15 Dec-16 Mar-17 Jun-17 Return on Average Assets *ROA for 12/31/16 was 0.39% excluding $4.8MM donation to The HarborOne Foundation.

17 Total Shareholder Return Period Ending Index 07/01/16 07/31/16 08/31/16 09/30/16 10/31/16 11/30/16 12/31/16 01/31/17 02/28/17 03/31/17 04/30/17 05/31/17 06/30/17 HarborOne Bank 100.00 104.61 114.99 123.03 133.26 146.76 150.98 145.36 154.10 148.24 162.53 153.16 155.82 Russell 2000 Index 100.00 105.52 107.39 108.58 103.42 114.96 118.18 118.64 120.93 121.09 122.42 119.93 124.07 SNL Thrift $1B-$5B Index 100.00 103.26 108.19 108.78 111.30 125.51 136.19 130.88 132.97 130.65 133.18 128.50 132.50 Prepared by S&P Global Market Intelligence, a division of S&P Global Inc. 50 100 150 200 07/01/16 07/31/16 08/31/16 09/30/16 10/31/16 11/30/16 12/31/16 01/31/17 02/28/17 03/31/17 04/30/17 05/31/17 06/30/17 Index Value Total Return Performance HarborOne Bank Russell 2000 Index SNL Thrift $1B-$5B Index

18 2016 Results Completed capital raise (June 2016) and put in place the infrastructure to support growth and capital investment Delivered earnings improvement driven by key balance sheet strategies Focused on Commercial Real Estate and Commercial Loans Realized full year impact of Merrimack Mortgage Company acquisition Consumer lending mix targeting growth of higher yielding products Deposit growth and lower cost of funds supported by retail, commercial loan, small business and municipal relationships Successful implementation of ESOP and incorporation of HONE stock in our 401(k) plan Strong credit quality and credit metrics Highlights

19 CUSTOMERS & COMMUNITIES Retail Service – Internal survey had 98% rated excellent and very good Continue to focus on core deposits to expand margin and lower overall cost of funds Continue to enhance product functionality “Community Impact Award” from American Banker – October 2016 Formed The HarborOne Foundation in connection with the stock offering. First disbursement of $100,000 in March 2017 celebrating our 100th birthday Highlights

20 EMPLOYEES 8th consecutive year as a Globe Top Places to Work Hired 68 new employees in 2016 Increased training hours by 34% Expanded key departments (Commercial Lending & Risk Management) Highlights

21 “While we have adopted a new organizational structure, our commitment to our customers, community, employees and now our shareholders is as strong as it has ever been.” James W. Blake Highlights